NicVAX™
NicVAX™
Nicotine Conjugate Vaccine
Nicotine Conjugate Vaccine
Relationship of Anti-Nicotine
Relationship of Anti-Nicotine
Antibody Levels to Abstinence:
Antibody Levels to Abstinence:
Final Phase 2b Trial Results at 12 Months
Final Phase 2b Trial Results at 12 Months
November 8, 2007
November 8, 2007
Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Certain matters Nabi will discuss today consist of forward-looking statements made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995 relating to, among other things, Nabi’s expectations concerning the company’s commercial and regulatory strategy and business and financial outlook.  These forward-looking statements are not guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from the results contemplated thereby.  Any forward-looking statements made by Nabi should be considered in light of the risks and uncertainties contained in our filings with the Securities and Exchange Commission.  Many of these factors are more fully discussed, as are other factors, in the company's Annual
Report on Form 10-K for the fiscal year ended December 31, 2006 and
Quarterly Reports on Form 10-Q with the Securities and Exchange
Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today. Nabi undertakes no obligation to update or revise the information provided herein, whether as the result of new information, future events or circumstances or otherwise.

NicVAX Phase 2b Trial Design
NicVAX Phase 2b Trial Design
Multi-center, randomized, double-blind, placebo
Multi-center, randomized, double-blind, placebo
controlled study in smokers who want to quit smoking
controlled study in smokers who want to quit smoking
—
—
Primary endpoint at 6-months: 8 weeks continuous abstinence in
Primary endpoint at 6-months: 8 weeks continuous abstinence in antibody-stratified population
antibody-stratified population
301 heavy smokers
301 heavy smokers
—
—
Average of 24 cigarettes per day; no smoker less than 15 per day
Average of 24 cigarettes per day; no smoker less than 15 per day
2 doses (400 µg and 200 µg) vs. placebo
2 doses (400 µg and 200 µg) vs. placebo
2 schedules for each dose:
2 schedules for each dose:
—
—
Schedule 1: 4 injections over 6 months
Schedule 1: 4 injections over 6 months
—
—
Schedule 2: 5 injections over 6 months
Schedule 2: 5 injections over 6 months
Point prevalence and continuous abstinence rates
Point prevalence and continuous abstinence rates
—
—
At 6 and 12 months
At 6 and 12 months

Primary and Secondary
Primary and Secondary
Abstinence Measures
Abstinence Measures
Target Quit Date
Target Quit Date
8 week
abstinence
immediately
prior to 6
months
Continuous abstinence to 6 months
6
Months
12
Primary End Point
Continuous abstinence to 12 months
Secondary End Point

12-Month Continuous Abstinence
12-Month Continuous Abstinence
14%
14%
(n=7/50)
(n=7/50)
p=0.056
p=0.056
16%
16%
(n=8/51)
(n=8/51)
p=0.038
p=0.038
Schedule 2
Schedule 2
6%
6%
(n=3/50)
(n=3/50)
p=0.88
p=0.88
NicVAX
NicVAX
200 µg
200 µg
6%
6%
(n=6/100)
(n=6/100)
Placebo
Placebo
6%
6%
(n=3/50)
(n=3/50)
p=0.96
p=0.96
NicVAX
NicVAX
400 µg
400 µg
Schedule 1
Schedule 1

Antibody Response by Treatment Arm
Antibody Response by Treatment Arm
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52
Study Week
200 µg/Schedule 1
400 µg/Schedule 1
200 µg/Schedule 2
400 µg/Schedule 2

Exceeding the Effect Threshold Drives
Exceeding the Effect Threshold Drives
Greater Abstinence
Greater Abstinence
Intent to Treat Population
6%
6%
(n=6/98)
(n=6/98)
11%
11%
(n=2/19)
(n=2/19)
p=0.37
p=0.37
22%
22%
(n=6/27)
(n=6/27)
p=0.011
p=0.011
12-Month
12-Month
Continuous
Continuous
Abstinence Rates
Abstinence Rates
NicVAX 400 µg
NicVAX 400 µg
Below Threshold
Below Threshold
at
at
TQD
TQD
Placebo
Placebo
NicVAX 400 µg
NicVAX 400 µg
Above Threshold
Above Threshold at
at
TQD
TQD
Schedule 2
Schedule 2

8 Antibody Level Also Drives Late Quit Antibody Level Also Drives Late Quit 0% 5% 10% 15% 20% 25% 30% 35% 40% 0 4 8 12 16 20 24 28 32 36 40 44 Weeks following TQD Top 33% Bottom 67% Placebo

Antibody Level Drives Decrease in Cigarette
Antibody Level Drives Decrease in Cigarette
Consumption in Non-Abstainers
Consumption in Non-Abstainers
0
5

0 4 8 12 16 20 24 28 32 36 40 44 48 52
Study Week
Placebo
Top 33%
Bottom 67%

Conclusions
Conclusions
Optimal dose and schedule drives efficacy
Optimal dose and schedule drives efficacy
—
—
400 µg/ml, Schedule 2: best regimen to attain threshold antibody
400 µg/ml, Schedule 2: best regimen to attain threshold antibody response at target quit date (TQD)
response at target quit date (TQD)
—
—
Critical for quit rate and to achieve long term abstinence
Critical for quit rate and to achieve long term abstinence
High antibody levels drive long-term abstinence
High antibody levels drive long-term abstinence
—
—
Continued
Continued
high antibody levels sustain TQD-induced abstinence and
high antibody levels sustain TQD-induced abstinence and
elicit additional spontaneous abstinence of four months or greater elicit additional spontaneous abstinence of four months or greater duration
duration
High antibody levels decrease cigarette consumption
High antibody levels decrease cigarette consumption
—
—
In continuing smokers, high anti-nicotine antibody levels significantly
In continuing smokers, high anti-nicotine antibody levels significantly reduce cigarette consumption on a long term basis
reduce cigarette consumption on a long term basis
Trial provides critical insights:
Trial provides critical insights:
—
—
Antibody concentration and duration correlate with size of abstinent
Antibody concentration and duration correlate with size of abstinent population
population
—
—
Findings inform clinical development program moving forward
Findings inform clinical development program moving forward